------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 28, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR29
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-34

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)


            Delaware                                      95-4791925
-------------------------------       --------     ---------------------------
 (State or Other Jurisdiction                           (I.R.S. Employer
        of Incorporation)                               Identification No.)

             155 North Lake Avenue
              Pasadena, California                           91101
        ----------------------------------                ------------
             (Address of Principal                         (Zip Code)
               Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
       Exchange Act (17 CFR 240.14e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01.

         (a)   Financial statements of business acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Shell Company Transactions.

               Not applicable.

         (d)   Exhibits:

         8.1   Tax Opinion of Sidley Austin LLP

         23.1  Consent of Sidley Austin LLP (included in Exhibit 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -----------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: September 28, 2006

                                 Exhibit Index

Exhibit
-------


8.1     Tax Opinion of Sidley Austin LLP

23.1    Consent of Sidley Austin LLP (included in Exhibit 8.1)